CLASS A CUS5262TDK6Exhibit 20.7
CLASS B CUSIP 55262TDL4


FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT

SERIES 1998-E

MBNA AMERICA BANK, NATIONAL ASSOCIATION


MBNA MASTER CREDIT CARD TRUST II
____________________________________________

MONTHLY PERIOD ENDING AUGUST 31, 2005
____________________________________________


The information which is required to be prepared with respect to the Distribution Date of September 15, 2005, and with respect to the performance of the trust during the month of August, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Pooling and Servicing Agreement.


A.	Information Regarding the Current Monthly Distribution to
Certificateholders (Stated on the Basis of $1,000 Original Certificate Principal Amount).

1.The amount of distribution in respect of
Class A Monthly Principal$0.000000
 ------------------

2.The amount of distribution in respect of
Class B Monthly Principal$0.000000
 ------------------

3.The amount of distribution in respect of
Collateral Monthly Principal$0.000000
 ------------------

4.The amount of distribution in respect of
Collateral Minimum Monthly Interest$5.500000
 ------------------

5.The amount of distribution in respect of any
accrued and unpaid Collateral Minimum Monthly
       Interest$0.000000
 ------------------


B. Information Regarding the current Monthly Accumulation into the Interest Funding Account (Stated on the Basis of $1,000 Original Certificate Principal Amount).

1.The amount of the current monthly
accumulation in respect of Class A
Monthly Interest$   3.223785
 ------------------

2.The amount of the current monthly
accumulation in respect of Class A
Deficiency Amounts$   0.000000
 ------------------

3.The amount of the current monthly
accumulation in respect of Class A
Additional Interest$   0.000000
 ------------------

4.The amount of the current monthly
accumulation in respect of Class B
Monthly Interest$   3.383090
 ------------------

5.The amount of the current monthly
accumulation in respect of Class B
Deficiency Amounts$   0.000000
 ------------------

6.The amount of the current monthly
accumulation in respect of Class B
Additional Interest$   0.000000
 ------------------


C.  Information Regarding the Current Quarterly Interest Distribution

1.The total amount of distribution from
the Interest Funding Account$   0.00
 ------------------

2.The amount of the current quarterly interest
distribution in respect of Class A$   0.00
 ------------------

3.The amount of the current quarterly
interest distribution in respect of
Class A set forth in 2 above per $1,000
of original certificate principal
amount$   0.000000
 ------------------

4.The amount of the current quarterly interest
distribution in respect of Class B$   0.00
 ------------------

5.The amount of the current quarterly
interest distribution in respect of
Class B set forth in 4 above per $1,000
of original certificate principal amount$   0.000000
 ------------------


D.Information Regarding the Performance of the Trust

1.Collection of Principal Receivables

(a)	The aggregate amount of Collections of
Principal Receivables processed during the
related Monthly Period which were allocated
in respect of the Class A Certificates $127,446,837.05
 ------------------

(b)The aggregate amount of Collections of
Principal Receivables processed during the
related Monthly Period which were allocated
in respect of the Class B Certificates $11,249,303.75
 ------------------

(c)The aggregate amount of Collections of
Principal Receivables processed during the
related Monthly Period which were allocated
in respect of the Collateral Interest $11,249,303.75
 ------------------

2.Principal Receivables in the Trust

(a)The aggregate amount of Principal Receivables
in the Trust as of the end of the day on
the last day of the related Monthly Period $69,957,254,683.26
 ------------------

(b)The amount of Principal Receivables in the
Trust represented by the Investor Interest
of Series 1998-E as of the end of the day on
the last day of the related Monthly Period $882,400,000.00
 ------------------

(c)The amount of Principal Receivables in the
Trust represented by the Adjusted Investor
Interest of Series 1998-E as of the end of
the day on the last day of the related
Monthly Period $882,400,000.00
 ------------------

(d)The amount of Principal Receivables in the
Trust represented by the Class A Investor
Interest as of the end of the day on the
last day of the related Monthly Period $750,000,000.00
 ------------------

(e)The amount of Principal Receivables in the
Trust represented by the Class A Adjusted
Investor Interest as of the end of the day
on the last day of the related Monthly Period$750,000,000.00
 ------------------

(f)The amount of Principal Receivables in the
Trust represented by the Class B Investor
Interest as of the end of the day on the
last day of the related Monthly Period $66,200,000.00
 ------------------

(g)The amount of Principal Receivables in the
Trust represented by the Class B Adjusted
Interest as of the end of the day on the
last day of the related Monthly period $66,200,000.00
 ------------------

(h)The amount of Principal Receivables in the
Trust represented by the Collateral Interest
Amount as of the end of the day on the last
day of the related Monthly period $66,200,000.00
 ------------------

(i)The amount of Principal Receivables in the
Trust represented by the Collateral Interest
Adjusted Amount as of the end of the day on
the last day of the related Monthly period$66,200,000.00
 ------------------

(j)The Floating Investor Percentage with respect to the period:

August 1, 2005 through August 23, 2005  1.32%
August 24, 2005 through August 31, 20051.27%

(k)The Class A Floating Allocation with
respect to the related Monthly Period0.850
----------

(l)The Class B Floating Allocation with
respect to the related Monthly Period0.075
----------

(m)The Collateral Floating Allocation with
respect to the related Monthly Period0.075
----------

(n)The Fixed Investor Percentage with
respect to the related Monthly PeriodN/A
----------

(o)The Class A Fixed Allocation with
respect to the related Monthly PeriodN/A
----------

(p)The Class B Fixed Allocation with
respect to the related Monthly PeriodN/A
----------

(q)The Collateral Fixed Allocation with
respect to the related Monthly PeriodN/A
----------

3.Delinquent Balances

The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

PercentageAggregate
of TotalAccount
ReceivablesBalance

(a) 30 -  59 days:1.54%1,097,155,687.75
------------------------
(b) 60 -  89 days:0.96%681,458,054.68
------------------------
(c) 90 - 119 days:0.83%593,819,527.16
------------------------
(d)120 - 149 days:0.73%522,236,735.99
------------------------
(e)150 or more days:0.73%517,832,705.00
------------------------

Total4.79%3,412,502,710.58
------------------------

4.Investor Default Amount

(a)The Aggregate Investor Default Amount for
the related Monthly Period $3,888,901.10
 ------------------

(b)The Class A Investor Default Amount for
the related Monthly Period $3,305,389.72
 ------------------

(c)The Class B Investor Default Amount for
the related Monthly Period $291,755.69
 ------------------

(d)The Collateral Default Amount for the
related Monthly Period $291,755.69
 ------------------

5.Investor Charge Offs

(a)The aggregate amount of Class A Investor
Charge Offs for the related Monthly Period$   0.00
 ------------------

(b)The aggregate amount of Class A Investor
Charge Offs set forth in 5 (a) above per
$1,000  of original certificate principal
amount$   0.00
 ------------------

(c)The aggregate amount of Class B Investor
Charge Offs for the related Monthly Period $   0.00
 ------------------

(d)The aggregate amount of Class B Investor
Charge Offs set forth in 5 (c) above per
$1,000 of original certificate principal
amount $   0.00
 ------------------

(e)The aggregate amount of Collateral Charge
Offs for the related Monthly Period $   0.00
 ------------------

(f)The aggregate amount of Collateral Charge
Offs set forth in 5 (e) above per $1,000
of original certificate principal amount $   0.00
 ------------------

(g)The aggregate amount of Class A Investor
Charge Offs reimbursed on the Transfer Date
immediately preceding this Distribution Date$   0.00
 ------------------

(h)The aggregate amount of Class A Investor
Charge Offs set forth in 5 (g) above per
$1,000 original certificate principal amount
reimbursed on the Transfer Date immediately
preceding this Distribution Date $   0.00
 ------------------

(i)The aggregate amount of Class B Investor
Charge Offs reimbursed on the Transfer Date
immediately preceding this Distribution Date $   0.00
 ------------------

(j)The aggregate amount of Class B Investor
Charge Offs set forth in 5 (i) above per
$1,000 original certificate principal
amount reimbursed on the Transfer Date
immediately preceding this Distribution Date $   0.00
 ------------------

(k)The aggregate amount of Collateral Charge
Offs reimbursed on the Transfer Date
immediately preceding this Distribution
Date $   0.00
 ------------------

(l)The aggregate amount of Collateral Charge
Offs set forth in 5 (k) above per $1,000
original certificate principal amount
reimbursed on the Transfer Date immediately
preceding this Distribution Date$   0.00
 ------------------

6.Investor Servicing Fee

(a)The amount of the Class A Servicing Fee
payable by the Trust to the Servicer for
the related Monthly Period$781,250.01
 ------------------

(b)The amount of the Class B Servicing Fee
payable by the Trust to the Servicer for
the related Monthly Period $68,958.33
 ------------------

(c)The amount of the Collateral Servicing Fee
payable by the Trust to the Servicer for
the related Monthly Period$68,958.33
 ------------------

(d)The amount of Servicer Interchange payable
by the Trust to the Servicer for the
related Monthly Period $551,500.00
 ------------------

7.Reallocations

(a)The amount of Reallocated Collateral
Principal Collections with respect to
this Distribution Date $   0.00
 ------------------

(b)The amount of Reallocated Class B
Principal Collections with respect to
this Distribution Date $   0.00
 ------------------

(c)The Collateral Interest Amount as of the
close of business on this Distribution
Date $66,200,000.00
 ------------------
(d)The Collateral Interest Adjusted Amount
as of the close of business on the
Distribution Date$66,200,000.00
------------------

(e)The Class B Investor Interest as of the
close of business on this Distribution
Date $66,200,000.00
 ------------------

(f)The Class B Adjusted Investor Interest
as of the close of business on this
Distribution Date $66,200,000.00
 ------------------

8.Principal Funding Account

(a)The principal amount on deposit in the
Principal Funding Account on the related
Transfer Date (after taking into account
deposits on such date but prior to
withdrawals) $   0.00
 ------------------

(b)The Accumulation Shortfall with respect
to the related Monthly Period$   0.00
 ------------------

(c)The Principal Funding Investment Proceeds
deposited in the Finance Charge Account
on the related Transfer Date to be treated
as Class A Available Funds $   0.00
 ------------------

(d)The Principal Funding Investment Proceeds
deposited in the Finance Charge Account
on the related Transfer Date to be treated
as Class B Available Funds $   0.00
 ------------------

(e)The amount of all or a portion of the
Reserve Draw Amount deposited in the
Finance Charge Account on the related
Transfer Date from the Reserve Account $   0.00
 ------------------

(1)The Reserve Draw Amount deposited
in the Finance Charge Account to be
treated as Class A Available Funds $   0.00
 ------------------

(2)The Reserve Draw Amount deposited
in the Finance Charge Account to be
treated as Class B Available Funds $   0.00
 ------------------

(f)Interest Earnings on funds on deposit
in the Reserve Account deposited in the
Finance Charge Account on the related
Transfer Date $   0.00
 ------------------


   9.Interest Funding Account

(a)The aggregate amount on deposit in
the Interest Funding Account on
the related Transfer Date (after taking
into account deposits on such date
but prior to withdrawals)$5,283,598.24
 ------------------

(b)The aggregate amount deposited into
the Interest Funding Account with
respect to the Class A Certificates
on the related Transfer Date$2,417,838.54
  ------------------

(c)The aggregate amount deposited into
the Interest Funding Account with
respect to the Class B Certificates
on the related Transfer Date$223,960.58
 ------------------

(d)The Interest Funding Investment
Proceeds deposited in the Finance
Charge Account on the related
Transfer Date$8,477.80
 ------------------


10.Available Funds

(a)The amount of Class A Available Funds on
deposit in the Finance Charge Account on
the related Transfer Date $11,951,582.93
 ------------------

(b)The amount of Class B Available Funds on
deposit in the Finance Charge Account on
the related Transfer Date $1,054,178.67
 ------------------

(c)The amount of Collateral Available Funds
on deposit in the Finance Charge Account
on the related Transfer Date $1,054,178.67
 ------------------


11.Collection of Finance Charge Receivables

(a)The aggregate amount of Collections of
Finance Charge Receivables and Annual
Membership Fees processed during the
related Monthly Period, any Principal
Funding Investment Proceeds and amounts
if any withdrawn from the Reserve Account
and allocated in respect of the Class A
Certificates $12,420,332.93
 ------------------

(b)The aggregate amount of Collections of
Finance Charge Receivables and Annual
Membership Fees processed during the
related Monthly Period, any Principal
Funding Investment Proceeds and amounts
if any withdrawn from the Reserve Account
and which were allocated in respect of
the Class B Certificates $1,095,553.67
 ------------------

(c)The aggregate amount of Collections of
Finance Charge Receivables and Annual
Membership Fees processed during the
related Monthly Period which were
allocated in respect of the Collateral
Interest $1,095,553.67
 ------------------

12.Portfolio Yield

(a)The Portfolio Yield for the related
Monthly Period 14.58%
--------

(b)The Portfolio Adjusted Yield 7.61%
--------


E.Floating Rate Determinations

LIBOR rates for the related Interest Period:
Class A and Class B determination -3.59875%
-----------





MBNA AMERICA BANK,
NATIONAL ASSOCIATION,
Servi   Marcie E. Copson-Hall
					  cer

Name:   Marcie E. Copson-Hall
Title:  Executive Vice President






1998-E